SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

World Funds Trust

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

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WORLD FUNDS TRUST

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

The E-Valuator Funds

The E-Valuator Very Conservative (0%-15%) RMS Fund

The E-Valuator Conservative (15%-30%) RMS Fund

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

The E-Valuator Moderate (50%-70%) RMS Fund

The E-Valuator Growth (70%-85%) RMS Fund

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Important Voting Information Inside

March 17, 2021

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each a “Fund”, and, collectively the “Funds”), each a series of the World Funds Trust (the “Trust”).

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on April 9, 2021, at the offices of Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed change of the trust of which each of the Funds are a series.  Each Fund is currently organized as a series of the Trust, an investment company with its principal offices in Richmond, Virginia.  After completion of the proposed tax-free reorganization, each Fund would be a series of the E-Valuator Funds Trust, a newly formed investment company with its principal offices in Bloomington, Minnesota. This reorganization of the Funds will not result in a change in adviser, or any change to the objectives, strategies or investment policies of the Funds.

We think that this proposal is in the best interest of the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the reorganization of their Fund.

Should you have any questions, please feel free to call us at 888-507-2798.  We will be happy to answer any questions you may have.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Sincerely,

/s/ David Bogaert

David Bogaert

President

World Funds Trust

WORLD FUNDS TRUST

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

April 9, 2021

To the Shareholders:

A special meeting (the “Special Meeting”) of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each a “Fund”, and collectively, the “Funds”), each a series portfolio of the World Funds Trust, will be held at the offices of  Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on April 9, 2021 at 10:00 a.m., Eastern time, for the following purposes:

(1)        To approve a proposed change of organization of the Funds. Each Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, each Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.

(2)        To consider and act upon any other business as may properly come before the Special Meeting and any adjournments thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on March 8, 2021.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

If you have any questions, please call 888-507-2798.  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

Sincerely,

/s/ David Bogaert

David Bogaert

President

World Funds Trust

March 17, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON April 9, 2021: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at https:// vote.proxyonline.com/ wft/ docs/ evaluator2021.pdf.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website, https://vote.proxyonline.com/wft/docs/evaluator2021, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of April 9, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

The E-Valuator Funds

The E-Valuator Very Conservative (0%-15%) RMS Fund

The E-Valuator Conservative (15%-30%) RMS Fund

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

The E-Valuator Moderate (50%-70%) RMS Fund

The E-Valuator Growth (70%-85%) RMS Fund

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Each A Series Of

World Funds Trust

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”), with its principal office located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  The proxies are to be used at a meeting (the “Special Meeting”) of the shareholders of The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund (each an “Existing Fund” and, collectively, the “Existing Funds”) at the offices of Commonwealth Fund Services, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on April 9, 2021 at 10:00 a.m., Eastern time, and any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website, https://vote.proxyonline.com/wft/docs/evaluator2021, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of April 9, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

The primary purpose of the Special Meeting is for shareholders of the Existing Funds to consider and approve the following proposals:

(1)        To approve a proposed change of organization of the Existing Funds (the “Reorganization”) to be effected in accordance with the Agreement and Plan of Reorganization (the “Reorganization Plan”) attached as Exhibit A to this Proxy Statement, pursuant to which each Existing Fund would reorganize into a newly created fund with the same name in a newly created trust, the E-Valuator Funds Trust, an investment company organized as a Delaware statutory trust.

(2)        To consider and act upon any other business that may properly come before the Special Meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about March 17, 2021.

PROPOSAL

At a meeting of the Trustees of the Trust held on February 10, 2021, the Trustees, including the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Existing Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

SUMMARY OF PROPOSAL

Below is brief summary of the proposal and how it will affect each Existing Fund. We urge you to read the Proxy Statement.

You are being asked to consider a reorganization of the Existing Funds.  Each Existing Fund is currently a separate series of the Trust.  Each Existing Fund offers two classes of shares, R4 Class and Service Class shares.  If approved by shareholders, each Existing Fund will be reorganized into newly formed series (each a “New Fund” and, collectively, the “New Funds”) of a newly created trust, the E-Valuator Funds Trust (the “New Trust”), an investment company organized as a Delaware statutory trust, that will offer identical share classes as the Existing Funds. Shareholders of each Existing Fund will receive shares of the applicable class of the corresponding New Fund as follows:

World Funds Trust (Existing Funds)	E-Valuator Funds Trust (New Funds)
The E-Valuator Very Conservative (0%-15%) RMS Fund	The E-Valuator Very Conservative (0%-15%) RMS Fund
The E-Valuator Conservative (15%-30%) RMS Fund	The E-Valuator Conservative (15%-30%) RMS Fund
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	The E-Valuator Conservative/Moderate (30%-50%) RMS Fund
The E-Valuator Moderate (50%-70%) RMS Fund	The E-Valuator Moderate (50%-70%) RMS Fund
The E-Valuator Growth (70%-85%) RMS Fund	The E-Valuator Growth (70%-85%) RMS Fund
The E-Valuator Aggressive Growth (85%-99%) RMS Fund	The E-Valuator Aggressive Growth (85%-99%) RMS Fund

In addition, the Reorganization will not result in the any changes in the name, investment objective or principal investment strategy of the Existing Funds, or their fiscal year. The Existing Funds’ investment adviser, portfolio manager, independent registered public accountants and custodian will remain the same as well. The Existing Funds’ distributor, administrator, fund accounting agent and transfer agent will be changing as part of the Reorganization but these changes are not expected to materially impact the services the Existing Funds have been receiving or the fees being charged to the Existing Funds for such services. You will own the same number and class of shares of the New Fund immediately after the Reorganization equal in value to the value of your shares in the Existing Fund immediately prior to the Reorganization. Each New Fund will offer similar shareholder services as its corresponding Fund.  However, the New Funds will have a newly elected slate of trustees and officers who will be responsible for overseeing the New Funds operations. Information about the new trustees and officers is included in the section titled “Certain Information Regarding the Trustees and Officers of the New Funds.”

Systelligence, LLC (the “Adviser”), the Existing Funds’ investment adviser, requested that the Board consider the Reorganization. The Adviser represented to the Trustees that the Reorganization offers several potential benefits to the Existing Funds, including that the Adviser believes that the New Funds may be marketed more effectively as part of their own trust, the New Funds will be served by a new Board of Trustees that is only responsible for overseeing the New Funds, and that utilizing a single service platform for the New Funds may result in administrative efficiencies over time.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows:  (a) each Existing Fund transfers all of its assets to an identically-named series of the New Trust in exchange for shares of such New Fund and the assumption by the New Fund of all of the liabilities of its transferring Existing Fund, and (b) each Existing Fund distributes the New Fund’s shares to its shareholders. A form of the Reorganization Plan is attached as Exhibit A.

The Adviser has also recommended, and the Board of the New Trust has approved, the appointment of UMB Bank and its affiliates to provide operational services to the New Trust including serving as custodian, distributor, administrator, fund accounting agent and transfer agent.

The Board recommends a vote for this proposal. For information about the anticipated benefits of the Reorganization, see “Reasons for the Proposed Reorganization” below.

VOTING INFORMATION

Shareholders of record of the Existing Funds at the close of business on March 8, 2021 will be entitled to vote at the Special Meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Existing Fund:

Existing Fund	R4 Class	Service Class
The E-Valuator Very Conservative (0%-15%) RMS Fund	1,029,449	895,300
The E-Valuator Conservative (15%-30%) RMS Fund	1,404,957	4,658,730
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	462,407	1,769,637
The E-Valuator Moderate (50%-70%) RMS Fund	3,067,673	11,946,792
The E-Valuator Growth (70%-85%) RMS Fund	2,870,291	18,907,221
The E-Valuator Aggressive Growth (85%-99%) RMS Fund	919,922	9,591,914

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Existing Fund will vote separately on each proposal, without regard to the class of shares held. The presence at the Special Meeting of holders of a majority of the outstanding shares of each Existing Fund entitled to vote, in person or by proxy, shall constitute a quorum for the Special Meeting for that Existing Fund. A quorum being present, the Existing Funds will adopt the proposal if a majority of the shares of such Fund vote to approve the proposal. For purposes of the proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.  The New Trust may terminate the Reorganization if the Reorganization is not approved by the Shareholders of each Existing Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Special Meeting.

Revocation of Proxies

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

-	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address on the cover page prior to the Special Meeting;

-	submitting a properly executed proxy bearing a later date, but prior to the Special Meeting;

-	submitting a subsequent telephone or online vote; or

-	attending and voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

Solicitation of Proxies

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Existing Funds are paying for the costs of this proposed reorganization, including the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the shareholder meeting.  The costs of the Reorganization and other related proxy costs are expected to be approximately $425,000 and will be allocated among the Existing Funds based on average net assets. The Trust has engaged AST Fund Solutions to assist in proxy solicitation. Employees of the Adviser and of Commonwealth Fund Services, Inc., a service provider for the Existing Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

ANNUAL AND SEMI-ANNUAL REPORTS

The most recent annual report of the Existing Funds, including financial statements, for the fiscal year ended September 30, 2020, as well as the semi-annual report for each of the Existing Funds for the semi-annual period ended March 31, 2020, have been mailed previously to the shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Existing Funds at the address set forth on the first page of this proxy statement or by calling 888-507-2798, and they will be sent to you within three (3) business days by first class mail.

REASONS FOR THE PROPOSED REORGANIZATION

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Trustees that the Reorganization offers several potential benefits to the Existing Funds described below. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the Existing Funds’ investment objectives or strategies, or in the portfolio manager. The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of each Existing Fund, and that the interests of each Existing Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization and carefully considered information provided by the Adviser regarding the Reorganization in response to requests for information from the Board and information gained from the Board’s on-going oversight of the Existing Funds and the Adviser, including presentations at meetings of the Board of Trustees by the Adviser. The Board also considered maintaining the Existing Funds as series of the Trust. The Board gave stronger weight to the Adviser’s recommendation to reorganize the Existing Funds and noted that (1) shareholders not wishing to become part of a New Fund could redeem or exchange their shares of the Existing Fund at any time prior to the closing of the Reorganization without penalty, and (2) that the Reorganization would allow shareholders of the Existing Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective, investment limitations and strategies, investment adviser and portfolio manager.  The Board determined in its reasonable business judgment that the Existing Funds will bear the costs of the Reorganization because they are expected to achieve long-term benefits post-Reorganization as detailed below, and because the Reorganization costs ultimately borne by each Existing Fund will be limited by the Existing Fund’s contractual expense limitation (discussed below). In discussing the mechanics of the Reorganization with legal counsel to the Trust, the Trustees considered the following factors:

●	The Adviser believes that the New Funds may be marketed more effectively as part of their own trust because they can be branded exclusively under the E-Valuator brand.

●	The New Funds will be served by a new Board of Trustees that is only responsible for overseeing the New Funds. The Board has reviewed information provided to it by the Adviser and its representatives regarding the background and experience of the members of the contemplated new Board of Trustees for the New Funds and has determined that the members of the new Board of Trustees are adequately qualified to fulfill their responsibilities.

●	Based on information provided by the service providers, the Adviser believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect, and that the new platform may result in administrative efficiencies over time as a result of having all services integrated with a single service provider.

●	The investment objective, policies and restrictions of each New Fund are identical to those of the corresponding Existing Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Existing Fund immediately prior to the Reorganization.

●	The Trust will receive an opinion of legal counsel that the Reorganization is not a taxable event for shareholders.

The Board did not identify any particular information that was most relevant to its consideration of whether to approve the Reorganization and each Trustee may have afforded different weight to the various factors. The Board now submits to shareholders of each Existing Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Reorganization is expected to take effect (the “Closing”) on or about the close of business on April 16, 2021 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding the New Trust, its operations and the various agreements between the New Trust and its service providers have been supplied by the Adviser, and the Trust and its Trustees and officers relied exclusively on such information.

General Plan of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date after shareholder approval. First, each Existing Fund will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for shares of the corresponding New Fund and an assumption by such New Fund of all of the liabilities of the corresponding Existing Fund. Immediately thereafter, each Existing Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders in exchange for their shares of that Existing Fund.  This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Existing Fund and by crediting to each such account the shares due to the shareholder in the Reorganization.  Every shareholder will own the same type and number of shares of the corresponding New Fund as the type and number of Existing Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 Service Class shares of The E-Valuator Moderate (50%-70%) RMS Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those Service Class shares would be canceled and you would receive 100 Service Class shares of the corresponding newly created E-Valuator Moderate (50%-70%) RMS Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.  A vote in favor of the proposed Reorganization will constitute an approval by shareholders of the written advisory agreement entered into by the New Trust on behalf of the New Funds.

Other Provisions

The Reorganization Plan, a form of which is attached as Exhibit A, contains certain representations and warranties, obligations, and covenants of the parties including certain indemnification obligations of the New Trust and the Adviser. The Reorganization Plan also includes a number of conditions to the Closing of each Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, (b) the receipt by each of the Trust and New Trust of an opinion of counsel regarding corporate and securities matters, and (c) with respect to each Reorganization, the approval of the Reorganization Plan by shareholders of such Existing Fund (which may not be waived). The Reorganization Plan may be terminated by mutual agreement of the Trust and the New Trust. The Reorganization Plan may be terminated at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Funds, by the Board of Trustees of the Trust or the Board of Trustees of the New Trust due to (i) a breach by the other party of any representation, warranty, or agreement contained in the Reorganization Plan to be performed on or before the Closing Date, (ii) failure of the other party to satisfy conditions precedent to the Closing, or (iii) a determination by either the Board of Trustees of the Trust or the New Trust that the consummation of the transactions is not in the best interest of such party. The Reorganization may be terminated with respect to an Existing Fund if the shareholders of the Fund do not approve the Reorganization Plan. If the Reorganization Plan is not approved by shareholders of an Existing Fund, the Trust’s Board of Trustees would have to consider its next steps, which may include a new solicitation of shareholders of such Fund or the possible termination of such Fund. In addition, the Reorganization Plan may be amended by the Board of Trustees of the Trust and the New Trust. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the Existing Funds.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT

TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS APPROVE THE REORGANIZATION PLAN

ELECTIONS, APPROVALS AND RATIFICATIONS

The Investment Company Act of 1940, as amended (“1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreement and any distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, as well as ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the New Funds. If shareholders of the Existing Funds approve the proposed Reorganization, they will effectively be:

-	electing the trustees of the New Trust;

-	approving the investment advisory agreement with Systelligence, LLC with respect to each New Fund;

-	approving the 12b-1 plan for each New Fund’s R4 Class

-	approving the shareholder services plan for each New Fund’s R4 Class*; and

-	ratifying the selection of Cohen & Company, Ltd. as the independent registered public accountants for the New Funds.

* Each Existing Fund has adopted a shareholder services plan with respect to the R4 Class, which provides up to 0.25% of a Fund’s average net assets to pay for a variety of shareholder related services.

Technically, these elections, approvals and ratifications will be accomplished by a vote of Systelligence, LLC, as the sole initial shareholder of each New Fund prior to the Closing. The New Trust has approved (i) an investment advisory agreement with the same fees and substantially the same terms as the current investment advisory agreement for the Existing Funds and (ii) a 12b-1 Plan and a Shareholder Services Plan with the same fees and terms as the Existing Funds with respect to the R4 Class. The New Trust has appointed the same auditor that has served as auditor of the Existing Funds since their inception. The New Trust has a new set of Trustees and officers. Individuals who serve as Trustees and officers of the New Trust and New Funds are listed below under “Certain Information Regarding the Trustees and Officers of the New Funds.”

COMPARISON OF EXISTING FUNDS AND NEW FUNDS

Investment Objectives

The investment objective for each New Fund will be identical to that of its identically named Existing Fund.

Existing Fund	Investment Objective
E-Valuator Very Conservative (0%-15%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Very Conservative (0%-15%) RMS (Risk-Managed Strategy) Fund seeks as a primary objective to provide income and as a secondary objective stability of principal.
E-Valuator Conservative (15%-30%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Conservative (15%-30%) RMS (Risk-Managed Strategy) Fund seeks to provide income but will at times seek growth and income within the stated asset allocation range.
E-Valuator Conservative/ Moderate (30%-50%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Conservative/Moderate (30%-50%) RMS (Risk-Managed Strategy) Fund seeks to provide both growth of principal and income but will at times focus primarily on providing income within the stated asset allocation range.
E-Valuator Moderate (50%-70%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Moderate (50%-70%) RMS (Risk-Managed Strategy) Fund seeks to provide both growth of principal and income but will at times focus primarily on providing growth of principal within the stated asset allocation range.
E-Valuator Growth (70%-85%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Growth (70%-85%) RMS (Risk-Managed Strategy) Fund seeks to provide growth of principal but will at times seek to provide both growth of principal and income within the stated asset allocation range.
E-Valuator Aggressive Growth (85%-99%) RMS (Risk-Managed Strategy) Fund	The E-Valuator Aggressive Growth (85%-99%) RMS (Risk-Managed Strategy) Fund seeks to provide growth of principal within the stated asset allocation range.

Principal Investment Strategies and Risks; Investment Limitations and Restrictions

The Adviser has represented that the investment objective and principal investment strategies for each New Fund, as well as the New Funds’ investment limitations and restrictions, will not change as a result of the Reorganization. For detailed information about each New Fund’s principal investment strategies and risks, and the New Funds’ investment limitations and restrictions, see Exhibit B of this Proxy Statement.

Fees and Expenses and Performance History

The tables of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Funds’ prospectus and on estimates for the New Funds. The following tables are designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in a New Fund’s shares as compared to the shares of the corresponding Existing Fund. Information is presented as of September 30, 2020 for each Fund and their respective share classes. The fee tables do not take into consideration the costs of the Reorganization, which are one-time, non-recurring costs that will be allocated among the Existing Funds based on average net assets. To the extent the Reorganization costs allocated to an Existing Fund would cause the Existing Fund’s total operating expenses to exceed the Fund’s contractual expense limitation (discussed below), such Reorganization costs will ultimately be borne by the Adviser. Notwithstanding the contractual expense limitation, the costs of the Reorganization could be considered material to an Existing Fund.

Information regarding the Portfolio Turnover and Performance History of each Existing Fund is also set forth below.

Service Class Shares

The E-Valuator Very Conservative (0%-15%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.44%(2)	0.44%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.09%(2)	1.09%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.00%	1.00%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the New Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$102	$338	$592	$1,321
New Service Class	$102	$338	$592	$1,321

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 302.98% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Very Conservative Risk Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 8.76% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -8.24% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Very Conservative RMS (0%-15%) Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	8.03%	4.83%	3.77%
Return After Taxes on Distributions(1)	7.47%	3.74%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.74%	3.26%	2.68%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.50%	4.44%	3.37%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Conservative (15%-30%) RMS Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.28%(2)	0.28%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.93%(2)	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.86%	0.86%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$88	$289	$508	$1,137
New Service Class	$88	$289	$508	$1,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 328.64% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Conservative Risk Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.81% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -10.54% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Conservative (15%-30%) RMS Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	11.19%	6.86%	6.10%
Return After Taxes on Distributions(1)	10.51%	5.48%	5.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.71%	4.77%	4.52%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.50%	4.44%	3.37%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.44%(2)	0.44%
Acquired Fund Fees and Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.10%(2)	1.10%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.01%	1.01%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$103	$341	$597	$1,332
New Service Class	$103	$341	$597	$1,332

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 280.35% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Tactically Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. Until the Fund’s investment objective and strategies were changed effective January 31, 2019, the investment objective, strategy, policies, guidelines and restrictions of the Fund were, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 14.25% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -14.75% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	12.78%	7.52%	5.90%
Return After Taxes on Distributions(1)	12.17%	6.04%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.55%	5.22%	4.31%
S&P 500®Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Moderate (50%-70%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.24%(2)	0.24%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.91%(2)	0.91%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.84%	0.84%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$86	$283	$497	$1,113
New Service Class	$86	$283	$497	$1,113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 333.55% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Moderate Risk Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 17.46% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -17.50% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Moderate (50%-70%) RMS Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	15.84%	9.83%	8.73%
Return After Taxes on Distributions(1)	14.55%	8.03%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares(1)	9.66%	7.00%	6.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Growth (70%-85%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.23%(2)	0.23%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.91%(2)	0.91%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.84%	0.84%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$86	$283	$497	$1,113
New Service Class	$86	$283	$497	$1,113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 350.90% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Growth Risk Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 21.02% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -19.30% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Growth (70%-85%) RMS Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	20.19%	11.35%	10.49%
Return After Taxes on Distributions(1)	17.84%	9.26%	9.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.29%	8.13%	8.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Class	New Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Class	New Service Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.25%(2)	0.25%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.93%(2)	0.93%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	0.86%	0.86%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to reflect the elimination of the Shareholder Services Plan for Service Class Shares and to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Service Class	$88	$289	$508	$1,137
New Service Class	$88	$289	$508	$1,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 325.58% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Aggressive Growth Risk Managed Strategy (i.e., the predecessor fund), which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 21.93% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -22.02% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Aggressive Growth (85%-99%) RMS Fund – Service Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	19.89%	11.68%	10.60%
Return After Taxes on Distributions(1)	18.57%	9.98%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.95%	8.54%	8.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

R4 Class Shares

The E-Valuator Very Conservative (0%-15%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.44%(2)	0.44%
Shareholder Services Plan	0.00%	0.00%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.34%(2)	1.34%
Fee Waivers and/or Expense Reimbursements(1)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.25%	1.25%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$127	$416	$725	$1,605
New R4 Class	$127	$416	$725	$1,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 302.98% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Very Conservative Risk Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 8.75% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -8.40% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Very Conservative (0%-15%) RMS Fund – R4 Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	7.69%	4.58%	3.48%
Return After Taxes on Distributions(1)	7.27%	3.71%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.55%	3.17%	2.50%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.50%	4.44%	3.37%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Conservative (15%-30%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.28%(2)	0.28%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.19%(2)	1.19%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.12%	1.12%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$114	$371	$648	$1,437
New R4 Class	$114	$371	$648	$1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 328.64% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Conservative Risk Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.76% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -10.66% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Conservative (15%-30%) RMS Fund – R4 Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	10.84%	6.60%	5.83%
Return After Taxes on Distributions(1)	10.16%	5.35%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.49%	4.63%	4.34%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.50%	4.44%	3.37%

(1)(	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.44%(2)	0.44%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.36%(2)	1.36%
Fee Waivers and/or Expense Reimbursements(1)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.26%	1.26%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$128	$421	$735	$1,626
New R4 Class	$128	$421	$735	$1,626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 280.35% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Tactically Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. Until the Fund’s investment objective and strategies were changed effective January 31, 2019, the investment objective, strategy, policies, guidelines and restrictions of the Fund were, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 14.25% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -14.75% (quarter ending 03/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund – R4 Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	12.69%	7.37%	5.48%
Return After Taxes on Distributions(1)	12.36%	6.12%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.51%	5.21%	4.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Moderate (50%-70%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.24%(2)	0.24%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.17%(2)	1.17%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.10%	1.10%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing Fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$112	$365	$637	$1,414
New R4 Class	$112	$365	$637	$1,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 333.55% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Moderate Risk Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 17.44% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -17.56% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Moderate (50%-70%) RMS Fund – R4 Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	15.62%	9.55%	8.46%
Return After Taxes on Distributions(1)	14.34%	7.86%	7.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)	9.53%	6.83%	6.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Growth (70%-85%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.23%(2)	0.23%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.17%(2)	1.17%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.10%	1.10%

(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$112	$365	$637	$1,414
New R4 Class	$112	$365	$637	$1,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 350.90% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Growth Risk Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 21.02% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -19.36% (quarter ending 03/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Growth (70%-85%) RMS Fund – R4 Class	1 Year	5 Year	Since Inception (February 29, 2012)
Return Before Taxes	19.95%	11.05%	10.16%
Return After Taxes on Distributions(1)	17.73%	9.14%	9.08%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.15%	7.99%	7.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	R4 Class	New R4 Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	R4 Class	New R4 Class(3)
Management Fee (1)	0.45%	0.45%
Distribution (12b-1) and Service Fees	0.25%	0.25%
Other Expenses	0.25%(2)	0.25%
Shareholder Services Plan	0.01%	0.01%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.19%(2)	1.19%
Fee Waivers and/or Expense Reimbursements(1)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (after fee waivers and expense Reimbursements)(1)	1.12%	1.12%
(1)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

(2)	Other Expenses and Total Annual Fund Operating Expenses differ from the expenses set forth in the Existing Fund’s annual report for the period ended September 30, 2020. Please refer to the Annual Report for historical expenses incurred. Such fees and expenses have been restated to exclude certain non-recurring expenses, including the expenses of the Reorganization that are described elsewhere in this Proxy Statement.

(3)	The New Fund is newly formed and will commence operations following the Reorganization. Fees and expenses are estimated for the New Fund’s first year of operations. Such amounts are based on actual expenses of the Existing fund for the fiscal period ended September 30, 2020 (excluding non-recurring expenses), adjusted for the fee and expense schedules of the service providers of the New Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
R4 Class	$114	$371	$648	$1,437
New R4 Class	$114	$371	$648	$1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 325.58% of the average value of its portfolio.

Performance History

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index.

The Fund is a successor to a bank-sponsored collective investment fund established pursuant to 12 C.F.R. 9.18, The E-Valuator Aggressive Growth Risk Managed Strategy (i.e., the predecessor fund) which was terminated by its Trustee on May 26, 2016. Prior to its termination, Mr. Kevin Miller served as portfolio manager of the predecessor fund. The Fund commenced operations on May 26, 2016 on which date the predecessor fund’s assets were transferred to the Fund. The investment objective, strategy, policies, guidelines and restrictions of the Fund are, in all material respects, the same as those previously applicable to the predecessor fund. However, the predecessor fund was not registered or required to be registered as an investment company under the 1940 Act, and the predecessor fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The performance presented for periods prior to the commencement of operations on May 26, 2016 is the historic performance of the predecessor fund (net of actual fees and expenses charged to predecessor fund). The performance of the predecessor fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the predecessor fund were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table on the following page. For periods following the Fund’s commencement of operations on May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated information on the Fund’s results can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 888-507-2798.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 21.78% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -22.04% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of the Fund’s benchmarks.

Average Annual Total Return as of December 31, 2020

The E-Valuator Aggressive Growth (85%-99%) RMS Fund – R4 Class	1 Year	5 Years	Since Inception (February 29, 2012)
Return Before Taxes	19.52%	11.37%	10.12%
Return After Taxes on Distributions(1)	18.26%	9.80%	9.24%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.73%	8.35%	7.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.26%	12.94%	12.13%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Tax Information

The distributions of each Existing Fund and each New Fund will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Existing Funds or the New Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Existing Funds or the New Funds over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Adviser

Systelligence, LLC (the “Adviser”), located at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, serves as investment adviser to each Existing Fund under an investment advisory agreement with the Trust on behalf of such Fund.  As part of the Reorganization, the Adviser as the sole initial shareholder of each New Fund is expected to approve an investment advisory agreement with the Adviser with respect to the New Fund. Each New Fund’s investment advisory agreement will be substantially identical to its corresponding Existing Fund’s investment advisory agreement, the terms of which are summarized below.

The Adviser has entered into an Investment Advisory Agreement with the Trust on behalf of the Existing Funds (the “Existing Advisory Agreement”) under which the Adviser selects the securities and manages the investments of the Existing Funds, subject to the oversight of the Trust’s Board of Trustees. The Adviser will enter into an Investment Advisory Agreement (the “New Advisory Agreement”) with the New Trust with respect to the New Funds, under which the Adviser will select the securities and manage the investments for the New Funds, subject to the oversight of the New Trust’s Board of Trustees. Under the Existing Advisory Agreement, each Existing Fund pays (and under the New Advisory Agreement the New Funds will pay) the Adviser a fee at an annualized rate of 0.45% based on the average daily net assets of the Existing Fund/New Fund. For the fiscal year ended September 30, 2020, the Adviser received an aggregate fee of 0.38% from each Existing Fund for investment advisory services performed under the Existing Advisory Agreement, expressed as a percentage of average net assets of the Existing Fund. A discussion regarding the basis for the Board to approve the New Advisory Agreement of the New Funds will be available in the first shareholder report of the New Funds. In addition to the advisory fees described above, the Existing Advisory Agreement and New Advisory Agreement permit the Adviser to receive certain customary benefits from its management of the New Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended.

Additionally, the Adviser has entered into a contractual agreement with the Trust with respect to each Existing Fund under which it has agreed to waive its management fee with respect to each Existing Fund to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of each of the Existing Funds (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of each Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by each Existing Fund within three years following the date that such waiver was made or such expense was incurred, provided that the particular Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser will enter into a contractual agreement with respect to the New Funds on the same terms currently in effect and may not terminate these contractual arrangements prior to January 31, 2022. Any Existing Fund expenses waived or reimbursed by the Adviser prior to the Closing of the Reorganization will remain subject to recoupment by the Adviser from the New Fund after the Closing, subject further to the three-year limitation on recoupment.

Portfolio Manager. The portfolio manager for the Existing Funds will remain the same and will continue serving as such to the New Funds. The Existing Funds are managed on a day-to-day basis by Kevin Miller. Mr. Miller created and began managing risk managed strategies for individual and corporate clients in 1997. His philosophy is grounded on the ability to maintain an independent perspective. Asset allocations of each Risk Managed Strategy are focused on the prudent, industry accepted standards toward volatility that is suitable to investors of varying risk temperaments. In 2012, Mr. Miller successfully launched a series of risk managed collective investment funds that had over $500 million in assets. As the representative of the sub-advisor to the collective investment funds that were the predecessor funds to the Existing Funds, Mr. Miller sought to select investments that have below average expense ratios, with below average volatility, and consistently above average returns relative to the average of their respective peers (per Morningstar, Inc.).

COMPARATIVE INFORMATION ABOUT THE TRUST AND NEW TRUST

The Trust is organized as a Delaware statutory trust, and the New Trust is also organized as a Delaware statutory trust. The Trust and the New Trust each have adopted Agreements and Declarations of Trust and By-Laws (the “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and the New Trust.

COMPARATIVE SHAREHOLDER INFORMATION

Minimum Initial and Subsequent Investment Amounts

The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. The minimum initial investment for R4 Class shares is $10,000. Subsequent investments must be in amounts of $100 or more. The New Trust may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the New Trust. The New Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The New Trust may also change or waive policies concerning minimum investment amounts at any time. The New Trust retains the right to refuse to accept an order.

Comparative Information on Shareholder Services

The New Funds will offer similar shareholder services as the Existing Funds, including telephone exchanges and telephone redemptions. For example, following the Reorganization, shareholders may exchange shares of one New Fund with shares for another New Fund. As with the Existing Funds, exchange privileges may not be available for all New Funds and may continue to be limited to a specified holding period or may be changed or eliminated.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and with proper documentation. The New Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipate using these types of holdings on a regular basis. To the extent cash holdings or cash equivalents are not available to meet redemption requests, the New Funds will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if a New Fund determines that it would be detrimental to the best interest of the New Funds’ remaining shareholders to make payment in cash, the New Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities.

Dividends and Distributions

The New Funds will have the same dividend and distribution policy as the Existing Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Funds will continue to have capital gains reinvested in the New Funds.

Distribution Arrangements

Shares of the Existing Funds and the New Funds are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Existing Funds’/New Funds’ distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the New Funds’ prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Distribution and Service Plan

The New Trust has adopted a Distribution and Service Plan for each New Fund’s R4 Class (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act that is substantially similar to the Trust’s 12b-1 Plan. Pursuant to the 12b-1 Plan, each Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of its R4 share class. The fee rates under each Rule 12b-1 Plan are identical.  Because these fees are paid out of a class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Plan

The New Trust has adopted a Shareholder Servicing Plan for R4 shares of the New Funds that is identical in all material respects to the Shareholder Servicing Plan currently in effect with respect to the R4 class of shares of the Existing Funds.  There will be no change in the fees paid by pursuant to the Shareholder Servicing Plan.

Continuation of Shareholder Accounts

The New Trust’s transfer agent will establish accounts for all current Existing Fund shareholders with the New Funds. These accounts will be identical in all material respects to the accounts currently maintained by the Existing Fund on behalf of its shareholders. In accordance with the terms and provisions of the Reorganization Plan, each of these accounts will contain the same number of New Fund shares as of the Closing as the account held by that shareholder immediately prior to the Reorganization.

Net Asset Value

Each New Fund’s share price, called the NAV per share, is determined as of the close of trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the New Funds have been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a New Fund’s investments and other assets attributable to the applicable class of shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a New Fund, the NAV of the different classes may vary. Because the New Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Funds do not price their shares, the value of the securities held in the Funds may change on days when you will not be able to purchase or redeem Fund shares.

Shares of the New Funds are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of a New Fund’s shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the New Funds held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

Each New Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the New Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the administrator, in consultation with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the New Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the New Funds’ investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the New Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The New Trust’s policy is intended to result in a calculation of a New Fund’s NAV that fairly reflects security values as of the time of pricing.

The New Trust’s disclosed policies regarding the calculation of the New Funds’ NAV are identical in all material respects the disclosed polices of the Existing Funds regarding the calculation of the Existing Funds’ NAV.

Fiscal Year

Each of the Existing Funds currently operates on a fiscal year ending September 30. Following the Reorganization, the New Funds will continue with a September 30th fiscal year end.

OTHER SERVICE PROVIDERS

Upon the Closing of the Reorganization, the New Funds will utilize the service providers as indicated below. For the service providers that are changing following the Reorganization information has been provided on the current service provider and the new service provider.

Independent Accountants

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, currently serves as each Existing Funds’ independent accountant and will continue in the same capacity for the New Funds following the Reorganization.  Cohen & Company, Ltd. will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor and Principal Underwriter

Information on the Existing Funds’ current distributor is set forth in the section titled “Existing Funds” while information on the New Funds’ distributor is set forth in the section titled “New Funds”.

Existing Funds

First Dominion Capital Corp. (“FDCC” or the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Existing Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor serves as the Existing Funds’ principal underwriter and acts as exclusive agent for the Existing Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of an Existing Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of each Existing Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and Service Fees from the Existing Funds, as described in the applicable Prospectus and Statement of Additional Information.

The Distributor receives no compensation as a result of the sale of each Existing Fund’s shares. For its underwriting services, the Distributor may receive compensation from the Existing Funds’ Rule 12b-1 plan to the extent that such plan generates sufficient fees to compensate for these services; otherwise, the Adviser is responsible for payment of such underwriting services.

New Funds

UMB Distribution Services, LLC (“UMBDS”) is the distributor (also known as the principal underwriter) of the shares of the New Funds and is located at 235 West Galena Street, Milwaukee, WI 53212. UMBDS is a registered broker-dealer and is a member of FINRA. UMBDS is not affiliated with the New Trust or the Adviser.

Under a Distribution Agreement with the New Trust (the “Distribution Agreement”), UMBDS serves as the New Funds’ principal underwriter and acts as exclusive agent for the New Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares.

UMBDS receives no compensation as a result of the sale of each New Fund’s shares. For its underwriting services, UMBDS may receive compensation from the New Funds’ Rule 12b-1 and Shareholder Services plans to the extent that such plans generate sufficient fees to compensate for these services; otherwise, the Adviser is responsible for payment of such fees.

Administrator, Fund Accounting and Transfer Agency Services

Information on the Existing Funds administrator, fund accountant and transfer agent is set forth in the section titled “Existing Funds” while information on the New Funds administrator, fund accountant and transfer agent is set forth in the section titled “New Funds.”

Existing Funds

Commonwealth Fund Services, Inc. is the Existing Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“CFS”).  In its capacity as administrator, CFS supervises all aspects of the operations of the Existing Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Existing Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Existing Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Existing Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Existing Funds. CFS will be responsible for accounting relating to the Existing Funds and their investment transactions; maintaining certain books and records of the Existing Fund; determining daily the NAV per share of the Existing Funds; and preparing security position, transaction, and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee, computed daily and paid monthly on the average daily net assets of each Existing Fund, subject to a minimum fee, plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees, computed daily and paid monthly, subject to a minimum fee, plus out-of-pocket expenses. CFS receives, for Existing Fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee, plus out-of-pocket expenses.

New Funds

Pursuant to a Fund Services Agreement, UMB Fund Services, Inc. (the “Administrator”), 215 W. Galena Street, Milwaukee, Wisconsin 53212, serves as each New Fund’s administrator and accounting agent. In its capacity as administrator, the Administrator supervises all aspects of the operations of the New Funds except those performed by the Adviser. The Administrator will provide certain administrative services and facilities for the New Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. The Administrator, as administrative agent for the New Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

The Administrator also provides accounting services to the New Funds. The Administrator will be responsible for accounting relating to the New Funds and their investment transactions; maintaining certain books and records of the New Funds; determining daily the NAV per share of the New Funds; and preparing security position, transaction and cash position reports. The Administrator also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. The Administrator is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the New Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

The Administrator receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of each New Fund, subject to a minimum fee plus out-of-pocket expenses. The Administrator receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. The Administrator is entitled to receive an asset-based fee, earned and paid monthly on the average daily net assets of each New Fund, subject to a minimum fee plus out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, UMB Fund Services, Inc.(the “Transfer Agent”) provides certain shareholder and other services to the New Funds, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent will be responsible for processing orders and payments for share purchases. The Transfer Agent will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

Custodian

UMB Bank, N.A. (the “Custodian”), 1010 Grand Blvd., Kansas City, Missouri 64106, serves as the custodian of the Existing Funds’ assets and will serve as the custodian of the New Funds’ assets.

Additional Information

The Existing Funds’ Prospectuses dated January 31, 2021, revised as of February 9, 2021, Statement of Additional Information dated January 31, 2021, and Annual Report dated September 30, 2020, each having been filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Proxy Statement. Each New Fund will adopt the performance and accounting history and financial statements of its corresponding Existing Fund.  Representatives of the New Funds have advised that the information to be included in the sections of the New Funds’ prospectuses and statement of additional information regarding the pricing of fund shares, frequent purchases and redemptions of Fund shares, tax consequences and taxation of the Fund, portfolio turnover, disclosure of portfolio holdings, proxy voting policies, investment advisory and other services, portfolio managers, and brokerage allocation and other practices will not be materially different from the information included in the Existing Funds’ prospectuses and statement of additional information.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE NEW FUNDS

Following the Reorganization, the operations of the New Funds will be overseen by the New Trust’s Board of Trustees (the “New Board”). The New Board consists of 4 individuals, 3 of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, a Principal Financial Officer and a Chief Compliance Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes. The Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the New Funds’ investment adviser and the principal underwriter, are noted with an asterisk(*).

By approving the Reorganization, shareholders are authorizing the initial shareholder of the New Funds to ratify the appointment of the New Board.

Each Trustee was nominated to serve on the New Board based on his/her particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of his or her individual overall merits including:(i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him/her each highly qualified.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation over the last five years. The address of each Trustee and officer is 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald F. Dillenburg, 1967	Independent Trustee	Since 2020	Vice President, Chief Compliance Officer, AMG Funds, AMG Funds LLC (2016-2020); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2019); Chief Compliance Officer (1996-2019) and Sarbanes-Oxley Code of Ethics Compliance Officer (2016-2019). AMG Funds IV); Partner and Chief Compliance Officer (2006-2016), and Chief Financial Officer (2006-2010), Aston Asset Management, LLC; and Chief Operating Officer (2003-2016), Secretary (1996-2015), Chief Financial Officer (1997-2010), and Treasurer (1996-2010), Aston Funds.	6	None
Theresa M. Fredrick, 1961	Independent Trustee	Since 2020	Director of Operational Due Diligence, Aurora Investment Management L.L.C. (2010-2017); formerly, consultant, Morningstar, Inc. (January 2020-October, 2020).	6	None

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Louis A. Holland, Jr. 1964	Independent Trustee, Board Chair	Since 2020	President and Chief Financial Officer, CUMOTA LLC (a family office) (2008-Present).	6	Board Member, Wisconsin Foundation Alumni Association (Since 2017), UW-Madison Board of Visitors Letters & Science (Since 2016), TNE Management, LLC (Since 2013), and MMAR, LLC (Since 2019).
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.

INTERESTED TRUSTEE AND OFFICER

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin R. Miller, 1961*	Trustee, President and Principal Executive Officer(2)	Since 2020	Chief Executive Officer and Chief Investment Officer of the Adviser (since 2016).	6	None
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.

(2)	Mr. Miller is an “interested person” of the Trust, as defined in the 1940 Act, because of his position with the Adviser and/or certain of its affiliates.

OFFICERS WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years
Collin J. Miller, 1988*	Vice President and Secretary	Since 2020	President, Systelligence, LLC (since 2016); President, The E-Valuator, LLC (investment advisory software) (since 2013); President, SIIMPLE, LLC (wealth management Platform) (since 2018).
Louis Sagert, 1980	Treasurer and Principal Financial Officer	Since 2020	Lead Administrator and Officer (2016-present) and other positions (2011-2016) at UMB Fund Services, Inc.
Kyle R. Bubeck, 1955	Chief Compliance Officer	Since 2020	President and Founder of Beacon Compliance Consulting (2009-present).
(1)	Each Officer serves until his or her resignation, retirement or removal by the Board, or until his or her successor shall have been duly appointed and qualified.

Board Leadership Structure, Oversight and Standing Committees

In light of the general characteristics of the New Trust, including the number of New Funds, the nature of the Funds’ investments and the relationship between the Trust and the Adviser, the New Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser.

The New Board has appointed Louis A. Holland, Jr. as the independent Chair of the Board. The New Board believes that having an Independent Trustee serve as the Chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Adviser in setting agendas and conducting meetings.

Generally, the New Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The New Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. Each of the standing Committees reports its activities to the New Board on a regular basis. The New Board and its committees meet regularly throughout the year to oversee the New Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the New Trust, the New Board is involved in the risk oversight of the Trust directly and through its committees. The New Board reviews the investment performance of the New Funds with the Adviser, including meeting regularly with the portfolio manager, at its regularly scheduled quarterly Board meetings. In addition, the New Board must approve any material changes to a New Fund’s investment policies or restrictions.

Audit Committee. The Audit Committee’s functions include making recommendations to the New Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the New Funds and certain service providers. The Audit Committee is comprised entirely of Independent Trustees.

Nominating & Governance Committee. The Nominating & Governance Committee’s functions include recommending to the New Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities, and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees. Shareholders may submit suggestions for New Board candidates by sending a resume of a candidate to the Secretary of the New Trust for the attention of the Chair of the Nominating and Governance Committee. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable.

        The New Funds. After the Reorganization, the New Trust Trustees will be compensated as follows: for services on the Board of Trustees of the New Trust, each New Trust Trustee who is not an officer or employee of the Adviser or any other service provider will receive an annual retainer of $30,000, plus $500 for each special Board or Committee meeting attended (other than a day on which a regular quarterly Board meeting is held) and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings.

The Interested Trustee is not compensated by the New Trust for his services on the Board. The New Trust does not compensate any of its officers individually. UMB Fund Services, Inc, is compensated for providing Treasury services and Beacon Compliance Consulting is compensated for providing CCO services.

EXPENSES OF THE REORGANIZATION

The Existing Funds will bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $425,000. Such expenses will be allocated among the Existing Funds based on average net assets.  To the extent the Reorganization costs allocated to an Existing Fund would cause the Existing Fund’s total operating expenses to exceed the Fund’s contractual expense limitation, such Reorganization costs will ultimately be borne by the Adviser.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequence of the Reorganization by an Existing Fund or a New Fund (except to the extent that assets transferred in the Reorganization consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of an Existing Fund as a result of the Existing Fund’s distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder’s Existing Fund shares. In addition, a shareholder’s tax basis for shares held in an Existing Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing, each of the Trust and New Trust shall have received a legal opinion from Practus, LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and the New Trust and certifications received from the Trust and the New Trust on behalf of each of the Existing Funds and the New Funds.

Immediately prior to the Closing Date, each Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder of an Existing Fund, each of these persons could control the outcome of any proposal submitted to the Existing Fund’s shareholders for approval, including approval of the Reorganization.

As of March 8, 2021, the following persons owned of record, or beneficially owned, 5% or more of the outstanding voting shares of an Existing Fund:

Names and Addresses	Percent of Class	Type of Ownership
The E-Valuator Very Conservative (0%-15%) RMS Fund Service Class
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	19.22%	Record
Matrix Trust Company Cust. FBO SDA of Community Based Human Services Retirement Plan 717 17th Street, Suite 1300 Denver, CO 80202	7.94%	Record
Matrix Trust Company Trustee FBO Sterling State Bank 401(k) Retirement Plan-ICBM 717 17th Street, Suite 1300 Denver, CO 80202	5.58%	Record
Matrix Trust Company Trustee FBO Associated General Contractors of South Dakota 401(k) Profit Sharing Plan 717 17th Street, Suite 1300 Denver, CO 80202	10.30%	Record
The E-Valuator Very Conservative (0%-15%) RMS Fund R4 Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	99.62%	Record
The E-Valuator Conservative (15%-30%) RMS Fund Service Class
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	5.53%	Record
Matrix Trust Company Cust. FBO SDA of Community-Based Human Services Retirement 717 17th Street, Ste 1300 Denver, CO 80202	6.26%	Record
Matrix Trust Company Trustee FBO Grazzini Brothers & Co. 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	6.48%	Record
Matrix Trust Company Trustee FBO Associated General Contractors of SD 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	7.29%	Record
Matrix Trust Company Trustee FBO Alvin E Benike Inc. Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	11.90%	Record
The E-Valuator Conservative (15%-30%) RMS Fund R4 Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	99.90%	Record
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund Service Class
TD Ameritrade Inc. FBO/Our Customers P.O. Box 2226 Omaha, NE 68103	11.43%	Record

Matrix Trust Company Trustee FBO Alvin E. Benike Inc. Profit Sharing Plan 717 17th Street, Ste 1300 Denver CO 80202	5.77%	Record
Matrix Trust Company Trustee FBO Associated General Contractors of SD 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	6.35%	Record
Matrix Trust Company Trustee FBO The State Bank of Faribault 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	6.95%	Record
Matrix Trust Company Trustee FBO Eagle Bank 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	6.58%	Record
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund R4 Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	100%	Record
The E-Valuator Moderate (50%-70%) RMS Fund Service Class
Matrix Trust Company Cust. FBO SDA of Community-Based Human Services Retirement 717 17th Street, Ste 1300 Denver, CO 80202	7.75%	Record
Matrix Trust Company Trustee FBO Associated General Contractors of SD 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	9.00%	Record
The E-Valuator Moderate (50%-70%) RMS Fund R4 Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	99.66%	Record
The E-Valuator Growth (70%-85%) RMS Fund Service Class
Matrix Trust Company Trustee FBO Associated General Contractors of SD 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	10.72%	Record
Matrix Trust Company Trustee FBO Inpro Corporation 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	8.10%	Record
Matrix Trust Company Trustee FBO Dewild Grant Reckert & Assoc Co. 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	6.94%	Record
The E-Valuator Growth (70%-85%) RMS Fund R4Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	99.79%	Record

The E-Valuator Aggressive Growth (85%-99%) RMS Fund Service Class
TD Ameritrade Inc. FBO/Customers P.O. Box 2226 Omaha, NE 68103-2226	5.44%	Record
Matrix Trust Company Trustee FBO Dewild Grant Reckert & Assoc Co. 401k Profit Sharing Plan 717 17th Street, Ste 1300 Denver, CO 80202	7.56%	Record
The E-Valuator Aggressive Growth (85%-99%) RMS Fund R4 Class
Matrix Trust Company as Trustee for Fringe Benefits Omni IRA PO Box 52129 Phoenix, AZ 85072	100%	Record

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows, the amount of Existing Fund shares beneficially owned by each New Trust Trustee, and the aggregate value of all investments in equity securities of the Existing Funds of the Trust, as of March 8, 2021, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Independent Trustee		Dollar Range of Equity Securities in All Existing Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the New Trust Trustees in Family of Investment Companies
Gerald F. Dillenburg		A	A
Theresa M. Fredrick		A	A
Louis A. Holland, Jr.		A	A
Name of Interested Trustee	Existing Fund Name	Dollar Range of Equity Securities in the Existing Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the New Trust Trustees in Family of Investment Companies
Kevin R. Miller			E
	The E-Valuator Aggressive Growth (85%-99%) RMS Fund	E
	The E-Valuator Growth (70%-85%) RMS Fund	E
	The E-Valuator (50%-70%) Moderate RMS Fund	D
	The E-Valuator Conservative (15%-30%) RMS Fund	D
	The E-Valuator Very Conservative (0%-15%) RMS Fund	D
	The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	A

The Trustees and officers of the Trust owned no shares of the Existing Funds as of the Record Date.

CAPITALIZATION

The following table sets forth as of the annual period on September 30, 2020: (1) the audited capitalization of each Existing Fund’s R4 Class shares and Service Class shares, and (2) the unaudited pro forma capitalization of each New Fund’s R4 Class shares and Service Class shares assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Existing Funds and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
The E-Valuator Very Conservative (0%-15%) RMS Fund	$17,937,534
R4 Class Shares Service Class Shares	$10,165,978 $7,771,556	$10.61 $10.47	958,401 742,058
Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($6,915) ($5,287)	($0.01) ($0.01)	- -
The E-Valuator Very Conservative (0%-15%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$10,159,063 $7,766,269	$10.60 $10.47	958,401 742,058
Total	$17,925,332

The E-Valuator Conservative (15%-30%) RMS Fund	$58,271,454
R4 Class Shares Service Class Shares	$15,155,124 $43,116,330	$10.80 $10.76	1,403,027 4,006,086
Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($10,309) ($29,330)	($0.01) ($0.01)	- -
The E-Valuator Conservative (15%-30%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$15,144,815 $43,087,000	$10.79 $10.76	1,403,027 4,006,086
Total	$58,231,815

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	$22,565,199
R4 Class Shares Service Class Shares	$3,907,071 $18,658,128	$10.80 $10.64	361,640 1,752,923
Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($2,658) ($12,692)	($0.01) ($0.01)	- -
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$3,904,413 $18,645,436	$10.80 $10.64	361,640 1,752,923
Total	$22,549,849

The E-Valuator Moderate (50%-70%) RMS Fund	$167,456,738
R4 Class Shares Service Class Shares	$32,977,916 $134,478,822	$11.34 $11.34	2,907,361 11,856,092

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($22,433) ($91,478)	($0.01) ($0.01)	- -

The E-Valuator Moderate (50%-70%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$32,955,483 $134,387,344	$11.34 $11.33	2,907,361 11,856,092
Total	$167,342,827

The E-Valuator Growth (70%-85%) RMS Fund	$243,826,910
R4 Class Shares Service Class Shares	$28,605,984 $215,220,926	$11.78 $11.72	2,428,224 18,364,661

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($19,459) ($146,402)	($0.01) ($0.01)	- -

The E-Valuator Growth (70%-85%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$28,586,525 $215,074,524	$11.77 $11.71	2,428,224 18,364,661
Total	$243,661,049

The E-Valuator Aggressive Growth (85%-99%) RMS Fund	$114,718,652
R4 Class Shares Service Class Shares	$9,624,059 $105,094,593	$12.19 $12.18	789,482 8,625,012

Adjustment for Reorganization Costs: R4 Class Shares Service Class Shares	($6,547) ($71,490)	($0.01) ($0.01)	- -

The E-Valuator Aggressive Growth (85%-99%) RMS Fund (pro forma) R4 Class Shares Service Class Shares	$9,617,512 $105,023,103	$12.18 $12.18	789,482 8,625,012
Total	$114,640,615

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Existing Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Funds and the shareholders of the Existing Funds.

The Trust does not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the New Trust at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 17th day of March, 2021, by and between World Funds Trust, a Delaware statutory trust (“WFT”), with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, with respect to its series, The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, The E-Valuator Aggressive Growth (85%-99%) RMS Fund, each series offering two classes of shares (R4 shares and Service Class) (each a “Transferring Fund” and collectively, the “Transferring Funds”), and E-Valuator Funds Trust, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, on behalf of its identically -named series (each an “Acquiring Fund” and, together, the “Acquiring Funds,” and collectively with the Transferring Funds, the “Funds”). Systelligence, LLC (“Systelligence”), the investment adviser to the Funds, with its principal place of business at 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435, is party to this Agreement.

With respect to each Transferring Fund and the corresponding Acquiring Fund, this Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Agreement is entered into for the purpose of reorganizing each Transferring Fund as a new series under a newly formed Delaware statutory trust.  To accomplish such reorganization, the parties hereto agree that the reorganization shall consist of: (i) the transfer of all of the assets of each Transferring Fund in exchange for shares of beneficial interest, no par value per share, of the applicable class of the corresponding Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the corresponding Transferring Fund; and (iii) the distribution on or immediately after the Closing hereinafter referred to, of the applicable class of the Acquiring Fund Shares to the shareholders of the corresponding Transferring Fund and the liquidation and termination of each Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and collectively, the “Reorganizations”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, each Transferring Fund is a separate series of WFT, an open-end, registered management investment company and each Transferring Fund owns securities that generally are assets of the character in which its respective Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, an open-end, registered management investment company, and each Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of WFT, including a majority of trustees who are not “interested persons” of WFT, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) has determined that the Reorganization, with respect to each Transferring Fund, is in the best interests of the Transferring Fund’s shareholders, and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

WHEREAS, each Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one (1) share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING FUNDS’ LIABILITIES AND TERMINATION OF THE TRANSFERRING FUNDS

1.1          THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Transferring Fund agrees to assign, transfer and convey all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to an identically-named Acquiring Fund. In exchange, each Acquiring Fund agrees (i) to deliver to its respective Transferring Fund the number of full and fractional shares of the applicable class of the Acquiring Fund equal in value to the value of full and fractional shares of the applicable class of the Transferring Fund then outstanding, and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing”).

1.2          ASSETS TO BE ACQUIRED. The Transferring Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Transferring Fund as of the Valuation Time (as defined in paragraph 2.1); such Statement will be prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Transferring Fund’s prior audited period. The assets of the Transferring Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Transferring Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”). WFT, on behalf of each Transferring Fund, will pay or cause to be paid to the applicable Acquiring Fund any dividends or interest received by the Transferring Fund after the Closing with respect to Assets transferred to the applicable Acquiring Fund hereunder. WFT, on behalf of each Transferring Fund, will transfer to the applicable Acquiring Fund any distributions, rights or other assets received by the Transferring Fund after the Closing as distributions on or with respect to the Assets. Such assets will be deemed included in the Assets transferred to the Acquiring Fund at the Closing (as defined in paragraph 3.1) and will not be separately valued.

1.3          LIABILITIES TO BE ASSUMED.  Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Time. At the Closing, each Acquiring Fund shall assume all of the liabilities of its respective Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time whether or not they are reflected on the Statement of Assets and Liabilities, except for Excluded Liabilities (the “Liabilities”).

1.4          LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing: (a) each Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the Valuation Time (as defined in paragraph 2.1), of the applicable class of all the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to liquidate and then terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the applicable class of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by a Transferring Fund Shareholder at the Effective Time on the Closing Date.

1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent. Shares of each class of each Acquiring Fund will be issued simultaneously to the corresponding class of the corresponding Transferring Fund, in an amount equal in value to the NAV of such class of each Transferring Fund’s shares, to be distributed to shareholders of the corresponding Transferring Fund.

1.6          TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of each Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated; provided that, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

1.8          LIQUIDATION AND TERMINATION. Each Transferring Fund shall be liquidated immediately following the Closing and the making of all distributions pursuant to paragraph 1.4, and shall be promptly terminated in accordance with the governing documents of WFT. Subject to the conditions set forth in this Agreement, the failure of one of the Transferring Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Transferring Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Transferring Fund” as meaning only those series of the Acquiring Trust and WFT, respectively, that are involved in the Reorganization as of the Closing Date.

1.9          INITIAL SHARE. Prior to the Closing, each Acquiring Fund will issue one (1) Service Class  share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Systelligence or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.

ARTICLE II

VALUATION

2.1          VALUATION OF ASSETS. The value of a Transferring Fund’s net assets to be acquired by its respective Acquiring Fund hereunder shall be the value of such net assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Time”), using the valuation procedures set forth in WFT’s Declaration of Trust and each Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties. Each Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of any Acquiring Fund and those determined in accordance with the pricing policies and procedures of its respective Transferring Fund.

2.2          VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share as established by the Board of Trustees of the Acquiring Trust.

2.3          SHARES TO BE ISSUED. The number of each Acquiring Fund’s shares to be issued to its corresponding Transferring Fund (including fractional shares) shall be determined with respect to each class by dividing the value of the net assets of the Transferring Fund with respect to such class determined in accordance with paragraph 2.1, by the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2. Upon the Transferring Fund’s liquidating distribution each holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4          DETERMINATION OF VALUE. All computations of value of net assets shall be made by Commonwealth Fund Services, Inc. (“CFS”) in accordance with its regular practice in pricing the shares and assets of each Transferring Fund as accounting agent. To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of a Transferring Fund that will be transferred to the corresponding Acquiring Fund, would result in material pricing differences from the valuation policies and procedures used by the Transferring Fund, the Acquiring Trust and WFT agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

ARTICLE III

CLOSING AND CLOSING DATE

3.1          CLOSING DATE AND LOCATION. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII, and VIII, the closing (the “Closing”) will be on or about April 16, 2021 or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time unless otherwise provided. The Closing shall be held as of 5:00 p.m. Eastern Time (the “Effective Time”) at the offices of CFS at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2          DELIVERY OF ASSETS. Delivery of the Assets will be made as of the Closing and will be delivered to UMB Bank N.A., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If WFT, on behalf of the Transferring Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.2 of any Assets for the reason that any of such Assets have not yet been delivered to the Transferring Fund by the Transferring Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, WFT, on behalf of the Transferring Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.3          CUSTODIAN’S CERTIFICATE. At the Closing or as soon as practicable thereafter, WFT will cause the custodian for the Transferring Fund to deliver to the Acquiring Fund, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Transferring Fund. At the Closing or as soon as practicable thereafter, Acquiring Trust will cause the custodian to deliver to WFT, on behalf of the Transferring Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Transferring Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

3.4          TRANSFER AGENT’S CERTIFICATE. WFT shall cause CFS, as transfer agent for each Transferring Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately as of the Closing.  Acquiring Trust shall cause its transfer agent to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited at the Closing to the Secretary of WFT or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.5          EFFECT OF SUSPENSION IN TRADING. In the event that as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Transferring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as soon as practicable thereafter that is mutually acceptable to the parties hereto.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1          REPRESENTATIONS OF THE TRANSFERRING FUNDS.  WFT on its own behalf and on behalf of each Transferring Fund represents and warrants to Acquiring Trust and the respective Acquiring Fund as follows:

(a)          The Transferring Fund is a separate series of WFT, a statutory trust, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and the Transferring Funds are each duly established series of WFT.

(b)          WFT is registered as an investment company, classified as a management company of the open-end type under the 1940 Act and the shares of the Transferring Funds are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. WFT and each Transferring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The current Prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of WFT’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to and accepted by the Acquiring Trust and Acquiring Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.

(f)           The audited financial statements of the Transferring Fund have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been prepared in accordance with GAAP, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(g)         Since the last date of its most recently completed fiscal year, there have been no material adverse changes in the financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in the net asset value per share of the Transferring Fund due to declines in market value of the securities held in each Transferring Fund’s portfolio shall not constitute a material adverse change.

(h)          All federal, state, local and other tax returns and reports of the Transferring Fund required by law to be filed by it (taking into account permitted extensions) have been timely filed, and are complete and correct in all material respects. All federal, state, local and other taxes required to be paid (whether or not shown due on such returns and reports) shall have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements in (g) above are properly reflected on such financial statements. To the knowledge of WFT and each Transferring Fund, no tax authority is currently auditing or threatening to audit the Transferring Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties) has been asserted with respect to the Transferring Fund.

(i)           All issued and outstanding shares of the Transferring Fund are, and at the Closing, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4. The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares and has no outstanding securities convertible into any of the Transferring Fund shares.

(j)           All issued and outstanding shares of the Transferring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. WFT’s registration statement under the 1933 Act is not subject to any “stop order,” and WFT is, and was, fully qualified to sell the shares of each Transferring Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(k)          At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund. This Agreement constitutes a valid and binding obligation of WFT on behalf of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         WFT shall prepare a proxy statement on Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) for the Transferring Funds soliciting approval from Transferring Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the “Proxy Statement”).

(n)          The information to be furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)          For each taxable year of its operations (including the taxable year that includes the Closing Date for that portion of such taxable year ending on the Closing Date), the Transferring Fund (i) has been, or for the portion of its taxable year ending on the Closing Date will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or for the portion of its taxable year ending on the Closing Date will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been, or for the portion of its taxable year ending on the Closing Date will be, eligible to compute and has computed its federal income tax under Section 852 of the Code and (iv) has not been, or for the portion of its taxable year ending on the Closing Date will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Transferring Fund has not taken any action or caused any action to be taken or failed to cause any action to be taken which action or failure could cause the Transferring Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Transferring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(p)         Neither WFT nor the Transferring Fund is under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(q)         The Transferring Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(r)          Except as otherwise disclosed to the Acquiring Trust, WFT, with respect to the Transferring Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code.

(s)          No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by WFT, for itself and on behalf of each Transferring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Transferring Fund as described in paragraph 5.2.

4.2          REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust on its own behalf and on behalf of each Acquiring Fund represents and warrants to WFT and the respective Transferring Fund as follows:

(a)          The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement, and each Acquiring Fund is a duly established series of the Acquiring Trust.

(b)         The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type under the 1940 Act, and, as of the Closing, the Acquiring Fund’s shares to be issued after the closing of the Reorganization will be registered under the 1933 Act, and such registrations will not have been revoked or rescinded and are in full force and effect. The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not, result in a violation of any material provision of the Acquiring Trust’s Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or each Acquiring Fund is a party or by which it is bound.

(d)          Except as otherwise disclosed in writing to WFT, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e)          The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(f)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g)          The information to be furnished by an Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(h)          From the date of the definitive Proxy Statement, through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to an Acquiring Fund for use in the Proxy Statement or any other materials provided in connection with the Reorganization, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(i)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, 1934 Act, the 1940 Act, or Delaware law, for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of each Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of each Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.

(j)           Each Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code and will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year for federal income tax purposes.

(k)          No consideration other than the Acquiring Fund Shares (and each Acquiring Fund’s assumption of the corresponding Transferring Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

(l)           The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization. As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

(m)         As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.9 above. The Initial Share will be redeemed and cancelled prior to the Closing.

(n)         Prior to the Closing Date, the Acquiring Trust and its service providers that are required to adopt procedures pursuant to Rule 38a-1 under the 1940 Act, including without limitation, Systelligence, shall have adopted written policies and procedures in compliance with Rule 38a-1 under the 1940 Act.

4.3          REPRESENTATIONS OF SYSTELLIGENCE. Systelligence represents and warrants that it has performed reasonable due diligence on each of the new Trustees for the Acquiring Trust and has determined that each Trustee is qualified and able to perform his/her duties as Trustee. Systelligence further represents that the representations and warranties contained in Section 4.2 are accurate and complete in all material respects.

ARTICLE V

COVENANTS OF EACH ACQUIRING FUND AND EACH TRANSFERRING FUND

5.1          OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each Transferring Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2          OPERATION OF ACQUIRING FUNDS. Prior to the Closing, the Acquiring Funds will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.9 above. The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of each Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.

5.3          APPROVAL OF SHAREHOLDERS.  WFT will call a special meeting of Transferring Fund Shareholders to consider and act upon this Agreement and the Reorganization, and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4          INVESTMENT REPRESENTATION.  Each Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.5          ADDITIONAL INFORMATION.  Each Transferring Fund will assist its respective Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.6          FURTHER ACTION.  Subject to the provisions of this Agreement, each Acquiring Fund and its respective Transferring Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.7          STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable upon the request of the Acquiring Funds, each Transferring Fund shall furnish its respective Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the corresponding Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by the Acquiring Funds’ auditor and certified by WFT’s Treasurer.

5.8          INDEMNIFICATION

(a)          Acquiring Trust will assume any and all liabilities and obligations of WFT relating to any obligation of WFT to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Funds, each to the fullest extent permitted by law and WFT’s Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Acquiring Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under WFT’s Declaration of Trust as it relates to the Transferring Fund and all rights to indemnification and all limitations of liability, each as in effect as of the date of this Agreement shall survive the Reorganization, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Acquiring Trust, its successors or assigns.

(b)          Each Acquiring Fund agrees to indemnify and hold harmless WFT’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of legal fees and costs of investigation) to which the Transferring Fund or any of its Trustees or officers may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or otherwise relates to an Acquiring Fund.

(c)          To the extent indemnification is not provided by or available from the Acquiring Trust and the Acquiring Funds and to the extent any applicable and eligible insurance coverages have been exhausted that WFT may carry pursuant to this Agreement, Systelligence agrees to indemnify WFT, its employees, Trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses arising out of any shareholder litigation, or SEC staff inquiries and investigations or SEC disciplinary action taken with respect to any of the Transferring Funds.

5.9          POST-REORGANIZATION COOPERATION. For a period of six months following the closing of a Reorganization, WFT shall, upon request, provide the Acquiring Trust with reasonable assistance in the preparation and review of filings of the Acquiring Funds to the extent such filings are dependent on records or transactions of the Transferring Funds that occurred prior to the closing date of a Reorganization including, without limitation, filings on Form N-CEN and Form N-CSR, provided that the Acquiring Funds shall bear the fees and expenses related to such request, which may be subject to such conditions as WFT and Acquiring Trust shall negotiate after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TRANSFERRING FUND

The obligations of WFT, on behalf of each Transferring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by its respective Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing, and, in addition, subject to the following conditions:

6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to its respective Transferring Fund a certificate executed in the Acquiring Fund’s name by Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2          The Transferring Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Acquiring Trust, dated as of such Closing Date, in a form reasonably satisfactory to the Transferring Funds, covering the following points:

(a)          The Acquiring Trust is validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §§ 3801 et. seq.

(b)          The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)          This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Transferring Funds, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Funds enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)         The Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement are duly authorized for issuance and, when issued and delivered as provided in this Agreement, will be validly issued, fully paid and non-assessable.

(e)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion); provided, however, that such counsel expresses no opinion regarding the parties’ reliance on Rule 145 under the 1933 Act.

(f)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Trust, on behalf of the Acquiring Funds, is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

(g)       In the ordinary course of such counsel’s representation of the Acquiring Funds and the Adviser, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened in writing as to an Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Funds and the Adviser, and without having made any investigation, to the knowledge of such counsel, the Acquiring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Funds’ business, other than as previously disclosed to WFT.

For purposes of this Article VI, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3          Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of a Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fee schedule, fee levels payable pursuant to any 12b-1 plan of distribution, estimated total annual expense ratio, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each corresponding Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1          All representations, covenants, and warranties of a Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Transferring Fund shall have delivered to its respective Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by WFT’s President or Vice President and the Treasurer or Assistant Treasurer, dated as of such Closing Date, to such effect.

7.2          The Transferring Fund shall have delivered to its respective Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of WFT.

7.3          The Acquiring Funds shall have received on the Closing Date an opinion from counsel dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a)          WFT is a statutory trust validly existing in good standing as a statutory trust under the Statutory Trust Act, 12 Del. C. §3801 et. seq.

(b)          WFT is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

(c)          This Agreement has been duly authorized, executed and delivered by WFT on behalf of each Transferring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Funds, is a valid and binding obligation of the Transferring Funds enforceable against each Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of WFT’s Agreement and Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Transferring Fund is a party or by which a Transferring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which a Transferring Fund is a party or by which it is bound.

(e)          To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by a Transferring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws (as to which such counsel expresses no opinion); provided, however, that such counsel expresses no opinion regarding the parties’ reliance on Rule 145 under the 1933 Act.

7.4          The Transferring Fund shall have delivered to its respective Acquiring Fund evidence of the termination of the contracts specifically pertaining to the Transferring Fund set forth in Schedule 7.4.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH

ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Transferring Fund or its respective Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1          This Agreement and the transactions contemplated herein, with respect to each Transferring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the respective Transferring Fund in accordance with Delaware law and the provisions of WFT’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the respective Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.1 with respect to its Reorganization.

8.2          Subject to the waiver by both of the Acquiring Trust and Systelligence, the closing of each Reorganization is conditioned on the satisfaction or waiver of the closing conditions with respect to each other Reorganization.

8.3          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.5          WFT may obtain such “tail” or “run-off” insurance (e.g., errors and omissions / directors and officers) (and such other insurances as WFT deems appropriate) with respect to the Transferring Funds as the Board of Trustees of WFT deems appropriate and the expense of such insurances shall be paid by the Transferring Funds. WFT will provide the Acquiring Trust with evidence of such coverages as its Board of Trustees has determined to put in place as of the date of this Agreement; notwithstanding, nothing contained herein shall be construed so as to limit the Board of Trustees of WFT from obtaining such additional coverages as it may deem appropriate prior to the Closing Date.

8.6          With respect to each reorganization of a Transferring Fund into its corresponding Acquiring Fund, the parties shall have received a favorable opinion of Practus, LLP addressed to the Acquiring Fund and Transferring Fund participating in such reorganization substantially to the effect that for federal income tax purposes:

(a)          The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (immediately followed by the pro rata, by class, distribution of Acquiring Fund Shares so received to the Transferring Fund Shareholders in complete liquidation of the Transferring Fund and the termination of the Transferring Fund promptly thereafter) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (the “368(a)(1)(F) Reorganization”) and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)          No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)          No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the 368(a)(1)(F) Reorganization.

(e)          The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the 368(a)(1)(F) Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefor were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the 368(a)(1)(F) Reorganization.

(f)           The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the 368(a)(1)(F) Reorganization. The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g)          The Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

(h)          The taxable year of the Transferring Fund will not end as a result of the 368(a)(1)(F) Reorganization. The part of the taxable year of the Transferring Fund before the effective time of the 368(a)(1)(F) Reorganization and the part of the taxable year of the Acquiring Fund after the effective time of the 368(a)(1)(F) Reorganization will constitute a single taxable year of the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Practus, LLP reasonably may request, and each Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1          Except as otherwise provided for herein, the Funds shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses may include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) legal and audit fees; (e) solicitation costs of the transaction; (f) the cost of winding up and liquidating the Transferring Funds; (g) expenses incurred by WFT in obtaining so-called “tail” or “run-off” Trustees & officers errors and omissions insurance coverage in respect of the activities of the current and former trustees and officers of the Trust as they relate to the Transferring Funds, for a period ending six (6) years after the Closing Date; and (h) all other fees listed on the closing/merger schedule provided by CFS. The Acquiring Funds shall bear or cause Systelligence to bear all expenses of the Acquiring Funds with respect to the transactions contemplated by this Agreement, including legal fees of any legal counsel to the Acquiring Trust and audit fees.

9.2          Notwithstanding the foregoing, expenses will in any event be paid by the person directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of an Acquiring Fund or a Transferring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code or would prevent the reorganization of a Transferring Fund into its corresponding Acquiring Fund from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1        The Acquiring Trust, on behalf of each Acquiring Fund, WFT, on behalf of each Transferring Fund, and Systelligence agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants and obligations of each party that by their terms take place after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3        The parties agree that they will not publicly disparage, criticize, or otherwise make any derogatory, detrimental or inflammatory statements, either written or oral, regarding the other parties, its officers, Trustees, directors, employees, former employees, parent companies, subsidiaries, or other affiliated companies, services or business practices or matters described in this Agreement, and such obligation shall survive the consummation of the transactions contemplated hereunder.  The parties agree that, other than the statements regarding the history of the Acquiring Funds as former series of WFT, any written statement regarding the other party shall be approved by such party prior to the release or publishing of such statement, except that the Acquiring Funds may make such references in its registration statement or other regulatory filings as are necessary to satisfy its disclosure and regulatory obligations.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the Acquiring Trust and WFT.  In addition, either the Acquiring Trust or WFT may at its option terminate this Agreement at or prior to the Closing due to:

(a)          a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within thirty (30) days;

(b)         a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)          a determination by either party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

This Agreement may be terminated by a Transferring Fund if WFT is unable to obtain approval of the Reorganization from the shareholders of such Transferring Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Transferring Fund, the Acquiring Trust, WFT, the respective Trustees or officers, to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by a Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any counterpart or other signature delivered by facsimile or by electronic mail shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by that party. Moreover, the parties hereto further acknowledge and agree that this Agreement and all deliverables hereunder may be signed and/or transmitted by e-mail or a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (i) to the extent a party signs this Agreement using electronic signature technology, by clicking “SIGN”, such party is signing this Agreement electronically; and (ii) the electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

13.6        It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust’s Agreement and Declaration of Trust.

13.7        It is expressly agreed that the obligations of each Transferring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of WFT personally, but shall bind only the trust property of the Transferring Fund, as provided in the Agreement and Declaration of Trust of WFT.  The execution and delivery of this Agreement have been authorized by the Trustees of WFT on behalf of each Transferring Fund and signed by authorized officers of WFT, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Transferring Fund as provided in WFT’s Agreement and Declaration of Trust.

13.8       If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

13.9       It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and WFT, on behalf of the corresponding Transferring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

E-VALUATOR FUNDS TRUST, on behalf of the Acquiring Funds

By: /s/ Kevin R. Miller

Name:	Kevin R. Miller
Title:	President

WORLD FUNDS TRUST, on behalf of the Transferring Funds

By: /s/ David A. Bogaert

Name:	David A. Bogaert
Title:	President

SYSTELLIGENCE, LLC, with respect to paragraphs 4.3, 5.8(c), 8.2, 9.1 and 10.1 hereof

By: /s/ Kevin R. Miller

Name:	Kevin R. Miller
Title:	Chief Executive Officer

SCHEDULE 7.4

SCHEDULE OF TERMINATED CONTRACTS

Investment Advisory Agreement between Systelligence, LLC and World Funds Trust

Amended Expense Limitation and Fee Waiver Agreement between Systelligence, LLC and World Funds Trust

Principal Underwriter Agreement between First Dominion Capital Corp. and World Funds Trust, with respect to its series The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Fund Services Agreement between Commonwealth Fund Services, Inc. and World Funds Trust, with respect to its series The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Custody Agreement between UMB Bank, N.A. and World Funds Trust, with respect to its series The E-Valuator Very Conservative (0-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, and The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Such other agreements as agreed by the parties

Schedule A

Shareholders of each Transferring Fund will receive shares of the applicable class of the corresponding Acquiring Fund*

World Funds Trust (Transferring Funds)	E-Valuator Funds Trust (Acquiring Funds)
The E-Valuator Very Conservative (0%-15%) RMS Fund	The E-Valuator Very Conservative (0%-15%) RMS Fund
The E-Valuator Conservative (15%-30%) RMS Fund	The E-Valuator Conservative (15%-30%) RMS Fund
The E-Valuator Conservative/Moderate (30%-50%) RMS Fund	The E-Valuator Conservative/Moderate (30%-50%) RMS Fund
The E-Valuator Moderate (50%-70%) RMS Fund	The E-Valuator Moderate (50%-70%) RMS Fund
The E-Valuator Growth (70%-85%) RMS Fund	The E-Valuator Growth (70%-85%) RMS Fund
The E-Valuator Aggressive Growth (85%-99%) RMS Fund	The E-Valuator Aggressive Growth (85%-99%) RMS Fund

* Each Acquiring Fund is a newly created series of E-Valuator Funds Trust.

EXHIBIT B

THE E-VALUATOR FUNDS

E-Valuator Very Conservative (0%-15%) RMS (Risk-Managed Strategy) Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk-managed strategy (thus, the term “RMS” in the Fund’s name) which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1-year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a very conservative investor, that is, an investor anticipating very low fluctuations in annual return on a year-over-year basis. The standard deviation goal for the Fund is to average between 1% to 3.5% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals.

The Fund will generally allocate 85%-100% of the Fund’s assets among a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining portion of the Fund’s assets (up to 15%) will generally be dedicated to investments in Underlying Funds that focus on investments in equity securities that have the potential of paying dividends on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc.

Systelligence, LLC (the “Adviser”) incorporates a “Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in “Core” holdings and the remaining amount investing in “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and “Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation to “Core” holdings is achieved by investing a portion of the Fund’s assets in Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation to “Satellite” holdings is achieved by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance of the Fund with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into fixed income has been determined, the next step would be to identify the amount allocated between investment grade and hi-yield securities. Once this has been determined, the next decision is to determine the allocation into short term, intermediate term, and long-term securities within each applicable sub- group. When the allocations have been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Adviser will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place more emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/ when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

The Fund will strive to keep pace with the annualized rate of inflation by allocating assets across multiple fixed income securities (bonds), money markets, as well as a small portion being dedicated to dividend paying large cap domestic stocks. The fixed income (bond) allocations may include, but will not be limited to, Underlying Funds that invest in short term bonds, intermediate term bonds, long term bonds, corporate bonds, government bonds, high yield bonds, and convertible bonds.

The asset allocation mix between money markets, bonds and dividend paying stocks will be done in a manner designed to keep pace with inflation.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the Underlying Funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted to holding no more than 3% of the outstanding voting shares of any other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. Within the “Core” component of the Fund’s portfolio, the Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying Fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

The E-Valuator Conservative (15%-30%) RMS Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk-managed strategy (thus, the term “RMS” in the Fund’s name) which, involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1- year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a conservative investor, that is, an investor anticipating low fluctuations in annual return on a year-over-year basis. This is identified by standard deviations that are slightly greater than that of a very conservative investor, but less than those of a typical conservative/moderate risk investor. The standard deviation goal for the Fund is to average between 2.5% to 5% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 70%-85% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 15%-30% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc.

Systelligence, LLC (the “Adviser”) incorporates a “Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in “Core” holdings and the remaining amount investing in “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and “Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation to “Core” holdings is achieved by investing a portion of the Fund’s assets in Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation to “Satellite” holdings is achieved by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance of the Fund with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Adviser will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place more emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/ when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

The Fund will strive to keep pace with the annualized rate of inflation by allocating assets across multiple fixed income securities (bonds) and money markets, with a small portion being dedicated to dividend paying large cap domestic stocks. The fixed income (bond) allocations may include, but will not be limited to, Underlying Funds that invest in short term bonds, intermediate term bonds, long term bonds, corporate bonds, government bonds, high yield bonds and convertible bonds. The asset allocation mix between money market, bonds and dividend paying stocks will be done in a manner designed to keep pace with inflation.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (“1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted to holding no more than 3% of the outstanding voting shares of such other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. Within the “Core” component of the Fund’s portfolio, the Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying Fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk-managed strategy (thus, the term “RMS” in the Fund’s name), which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1-year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a conservative/moderate investor. This is identified by standard deviations that are slightly greater than that of a conservative investor, but less than those of a typical moderate risk investor. The standard deviation goal for the Fund is to average between 4% to 6.5% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 50%-70% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 30%-50% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc.

Systelligence, LLC (the “Adviser”) incorporates a “Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in the “Core” holdings and the remaining amount investing in the “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and “Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation to “Core” holdings is achieved by investing a portion of the Fund’s assets in Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation to “Satellite” holdings is achieved by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance of the Fund with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Adviser will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place more emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/ when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted to holding no more than 3% of the outstanding voting shares of any other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

The E-Valuator Moderate (50%-70%) RMS Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk-managed strategy (thus, the term “RMS” in the Fund’s name), which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1- year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a moderate risk investor. This is identified by standard deviations that are slightly greater than that of a conservative/moderate investor, but less than those of a typical growth-oriented investor. The standard deviation goal for the Fund is to average between 5.5% to 8.5% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 30%-50% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 50%-70% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc. Because market conditions may favor one asset class over another (e.g., fixed income securities may be favored over equity securities at any given time), the allocation of the Fund’s assets between fixed income and equity securities may range from 50% to 70% allocated to equities at any given time. The Fund will adjust the allocations between fixed income and equity in an effort to continually meet the overriding strategy of providing both income and growth. For instance, in periods when interest rates are relatively high, the Fund may increase its allocation to fixed income and in periods when interest rates are relatively low, the Fund may increase its allocation to equity. In other words, there may be market conditions that warrant allocating more of the Fund’s assets into fixed income, while there may be other market conditions that would warrant allocating more of the Fund’s assets to equity.

Systelligence, LLC (the “Adviser”) incorporates a “Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in the “Core” holdings and the remaining amount investing in the “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and ‘Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation to “Core” holdings is achieved by investing a portion of the Fund’s assets in Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation to “Satellite” holdings is achieved by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Adviser will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place increased emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted to holding no more than 3% of the outstanding voting shares of any other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

The E-Valuator Growth (70%-85%) RMS Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk- managed strategy (thus, the term “RMS” in the Fund’s name), which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1-year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a growth-oriented investor. This is identified by standard deviations that are slightly greater than that of a moderate risk investor, but less than those of an aggressive growth investor. The standard deviation goal for the Fund is to average between 8% to 11% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 15%-30% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 70%-85% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc. Systelligence, LLC (the “Adviser”) incorporates a” Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in the “Core” holdings and the remaining amount investing in the “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and ‘Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation into “Core” holdings is achieved by investing a portion of the Fund’s assets into Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation into “Satellite” holdings is accomplished by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Fund will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place more emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/ when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited.

Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk- managed strategy (thus, the term “RMS” in the Fund’s name), which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1-year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annualized performance fluctuation within standard deviation parameters that would be suitable for an aggressive growth-oriented investor, therefore being the most volatile investment of the funds within the family of funds comprising the E-Valuator Funds. The standard deviation goal for the Fund is to average between 9.5% to 13.5% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 1%-15% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 85%-99% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc. Systelligence, LLC (the “Adviser”) incorporates a “Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in the “Core” holdings and the remaining amount investing in the “Satellite” holding. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aide in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and “Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation to “Core” holdings is achieved by investing a portion of the Fund’s assets in Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation to “Satellite” holdings is achieved by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance with Satellite holdings, and thus attempting to deliver above average performance.

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Adviser will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place increased emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively- managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

Additional Information About the Funds’ Investments

Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

The E-Valuator Funds are designed to provide investors with the ease and efficiency of investing with money managers in an asset allocation that is suitable to the investor’s particular risk temperament. The Adviser of The E-Valuator Funds determines the selection of the Underlying Funds and the asset allocations. The Adviser makes adjustments to the Underlying Funds and asset allocations based on market conditions and performance standards. In addition to the aforementioned asset allocation and management services, the allocations inside each of The E-Valuator Funds are continually monitored and generally rebalanced back to the original allocation whenever a Fund experiences more than a 10% dispersion from the original allocation. Rebalancing of the portfolios of The E-Valuator Funds generally occurs whenever the actual balance of an Underlying Fund expressed as a percentage of the total assets differs (either above or below) from the target asset allocation percentage by more than 10%. For instance, if an E-Valuator Fund has a 15% allocation to Intermediate Term Bonds (the sector), and the actual balance of the Intermediate Term Bond sector expressed as a percentage of the Fund’s total assets is 18%, a rebalancing would be signaled because 18% exceeds the asset allocation of 15% by more than 10%. A liquidation of the 3% excess amount (18% - 15% = 3%) would be automatically executed and re-invested into the other holdings bringing the Fund’s account balances back in alignment with the original asset allocation percentages.

Additional Information About Risk

It is important that you closely review and understand the risks of investing in the Fund. References herein to “the Fund” are to any one of the Funds generally. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund. Insofar as a Fund invests in Underlying Funds, it may be directly subject to the risks described in this section of the prospectus.

All Funds

Market Risk. The prices of securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. The growth-oriented equity securities purchased by the Funds may involve large price swings and potential for loss. Investors in the Funds should have a long-term perspective and be able to tolerate potentially sharp declines in value.

An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus was first reported in China in December 2019 and has spread globally. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. Disruptions in markets can adversely impact the Fund and its investments, including impairing hedging activity to the extent an Underlying Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent an Underlying Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Further, certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may have exposure, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund or Underlying Funds invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Any market or economic disruption may result in elevated tracking error and increased premiums or discounts to an Underlying Fund’s net asset value if traded on an exchange. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators throughout the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s or an Underlying Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

Management Risk. The Funds are subject to management risk as actively- managed investment portfolios. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Other Investment Company Risk. The Funds will incur higher and duplicative expenses when they invest in Underlying Funds. There is also the risk that the Funds may suffer losses due to the investment practices of the Underlying Funds. When the Funds invest in an underlying mutual fund or ETF, the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of a Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Funds invest in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Funds. As a result, the Funds’ shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Funds are not required to hold shares of Underlying Funds for any minimum period, they may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Funds have no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Funds are generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Funds invest in inverse or leveraged ETFs, the value of a Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

Fixed Income Securities Risk. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Funds may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Funds’ income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

In response to recent volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. Interest rates in the U.S. and many parts of the world currently are at or near historically low levels, and a period of low interest rates could persist for a sustained period. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. Certain types of fixed income securities such as mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Funds’ income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Equity Risk. To the extent the Funds invest in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Funds invest in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Small- and Mid-Cap Risk. To the extent the Funds (other than The E-Valuator Very Conservative (0%-15%) RMS Fund) invest in Underlying Funds that invest in small- and mid-cap companies, the Funds will be subject to additional risks. These include: (1) the earnings and prospects of smaller companies are more volatile than larger companies; (2) smaller companies may experience higher failure rates than do larger companies; (3) the trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and (4) smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Portfolio Turnover Risk. The Funds’ investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Funds invest in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Passive Investment Risk. The “Core” portion of each Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Funds do not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Funds’ performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Funds’ shares.

Foreign Securities Risk. To the extent the Funds (other than The E-Valuator Very Conservative (0%-15%) RMS Fund) invest in Underlying Funds that invest in foreign securities, they may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that the Funds (other than The E-Valuator Very Conservative (0%-15%) RMS Fund) invest in Underlying Funds that invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Funds invest in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Funds may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Funds’ ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment, which will affect the Funds’ return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. The Underlying Funds in the Funds’ portfolio may utilize derivatives, such as futures contracts, put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, an Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Funds’ use of derivatives may magnify losses. If the Underlying Funds are not successful in employing such instruments in managing its portfolio, the Funds’ performance will be worse than if it did not invest in Underlying Funds employing such strategies. Successful use by an Underlying Fund of derivatives will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Funds’ expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

With respect to fixed income securities, an Underlying Fund may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined. Because interest rates have declined, the Underlying Funds may have to reinvest the proceeds in bonds with lower interest rates, which can reduce the Underlying Funds’ and the Funds’ returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Funds must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Funds’ investments in ETFs that invest in physical commodities may make it more difficult for the Funds to meet these requirements. If, in any year, a Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce a Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Funds and their shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Funds could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of a Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

Cyber-attacks, disruptions, or failures may adversely affect a Fund and its shareholders or cause reputational damage and subject a Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, a Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by a Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, a Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund, or other market participants.

LIBOR Transition Risk. Certain instruments in which the Underlying Funds may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Underlying Funds or reduce the effectiveness of related Underlying Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Temporary Investments. To respond to adverse market, economic, political or other conditions, the Funds may invest up to 100% of their total assets, without limitation, in high-quality short-term debt securities. These short- term debt securities include: treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds are in a defensive position, the opportunity to achieve their respective investment objectives will be limited. The Funds may also invest a substantial portion of their respective assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Funds take such a position, they may not achieve their investment objectives.

Investment Limitations and Restrictions – All Funds

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Funds. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Funds means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”) without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Each of the Funds:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

3.	May not underwrite securities issued by others except to the extent the Funds may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not invest more than 25% of the value of its net assets in any one industry or group of industries. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Except with respect to borrowing and circumstances where the Funds are required to “cover” their positions, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, the Funds are permitted, consistent with the 1940 Act, to borrow, and pledge its securities to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Funds to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time. Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (the Funds are a series of the Trust) and to divide those series into separate classes. R4 Class Shares and Service Class Shares are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

EXHIBIT C

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Very Conservative (0%-15%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Very Conservative (0%-15%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Very Conservative (0%-15%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Very Conservative (0%-15%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Very Conservative (0%-15%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Conservative (15%-30%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Conservative (15%-30%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Conservative (15%-30%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Conservative (15%-30%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Conservative (15%-30%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Conservative/Moderate (30%-50%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Moderate (50%-70%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Moderate (50%-70%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Moderate (50%-70%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Moderate (50%-70%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Moderate (50%-70%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Growth (70%-85%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Growth (70%-85%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Growth (70%-85%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Growth (70%-85%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Growth (70%-85%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5057 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of The E-Valuator Aggressive Growth (85%-99%) RMS Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on April 9, 2021, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 9, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/evaluator2021.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of The E-Valuator Aggressive Growth (85%-99%) RMS Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a proposed change of organization of The E-Valuator Aggressive Growth (85%-99%) RMS Fund. The Fund is currently organized as a series of World Funds Trust, an investment company organized as a Delaware statutory trust. After completion of the proposed tax-free reorganization, the Fund would be a series of the E-Valuator Funds Trust, an investment company newly organized as a Delaware statutory trust.	○	○	○
2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]